UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2019

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	The New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on May 7, 2019 3D Systems Corporation (the “Company”) determined that Mr. Kevin McAlea, Executive Vice President and General Manager, Metals & Healthcare, will be separated from his employment with the Company, effective May 31, 2019 (the “Separation Date”). In connection with his separation from employment, the Company entered into a Severance Agreement with Mr. McAlea on May 10, 2019 (the “Severance Agreement”).

Pursuant to the Severance Agreement, Mr. McAlea will remain employed in his current position until the Separation Date. Pursuant to the Severance Agreement, Mr. McAlea’s current base salary of $401,000 annually will continue until the Separation Date, after which Mr. McAlea will be entitled to receive a severance amount equal to his current annual base salary, paid in 12 monthly installments. Mr. McAlea is eligible for additional severance payments equal to up to six (6) additional months of his current annual base salary based on certain non-competition conditions.

Mr. McAlea’s time-based equity awards will vest on a pro-rata basis on the Separation Date. His performance-based equity awards will continue to be eligible for vesting on a pro-rata basis based on the Separation Date. He will also continue to receive Company healthcare benefits for a period of up to 18 months following the Separation Date.

The preceding description of the Severance Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Severance Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Severance Agreement, between 3D Systems Corporation and Kevin McAlea, dated as of May 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: May 14, 2019
By: /s/ Andrew M. Johnson
(Signature)
Name: Andrew M. Johnson
Title: Executive Vice President, Chief Legal Officer and Secretary